UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

ARES COMMERCIAL REAL ESTATE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 27, 2016. ARES COMMERCIAL REAL ESTATE CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of ARES COMMERCIAL REAL ESTATE CORP. 245 PARK AVENUE, 42ND FLOOR NEW YORK, NY 10167 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E08866-P77928 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 15, 2016 Date: June 27, 2016Time: 11:00 AM EDT Location: Proskauer Rose LLP Eleven Times Square New York, New York 10036

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) E08867-P77928 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Authorize a Proxy By Internet: To authorize a proxy now by Internet, go to www.proxyvote.com. Have the available and follow the instructions. Authorize a Proxy By Mail: You can authorize a proxy by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT2015 ANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 13, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote "FOR" Proposal 1 to elect the following Directors: 1. Election of Directors Nominees: 01) William L. Browning* 02) John Jardine* *Persons to serve as Class I Directors until the Company’s 2019 Annual Meeting of Stockholders, and until their successors are duly elected and qualify. The Board of Directors recommends a vote "FOR" Proposal 2. 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2016. The Board of Directors recommends a vote "FOR" Proposal 3. 3. Approval, on a non-binding, advisory basis, of the compensation of the Company's named executive officers as more fully described in the 2016 Proxy Statement. NOTE: The proxies are hereby authorized to vote in their discretion and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof. E08868-P77928 Voting Items

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